Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT dated as of August 27, 2012 (this “Agreement”) is entered into among ExamWorks Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of October 11, 2010 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower (or one of its Wholly Owned Subsidiaries) wishes to acquire substantially all of the assets used in the operation of MedHealth Holdings Pty Limited for cash consideration of approximately $100,000,000, subject to post-closing working capital adjustments (collectively, the “Australian Acquisition”);

WHEREAS, the aggregate consideration paid by Borrower for the Australian Acquisition will exceed the amount of consideration for an Acquisition permitted by clause (ix) of the definition of “Permitted Acquisitions” in Section 1.01 of the Credit Agreement; and

WHEREAS, the Borrower has requested that the Lenders permit the Australian Acquisition notwithstanding the limit on consideration set forth above and make one other concession set forth below, together with certain related amendments to the Credit Agreement as set forth below;

WHEREAS, the Lenders are willing to permit the Australian Acquisition and amend the Credit Agreement subject to the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Consent.

(a)           Subject to the other terms and conditions of this Agreement, notwithstanding that the Australian Acquisition exceeds the limit on consideration permitted by clause (ix) of the definition of “Permitted Acquisitions” in Section 1.01 of the Credit Agreement, the Lenders hereby consent to the Australian Acquisition and agree that the Australian Acquisition shall constitute a “Permitted Acquisition” for purposes of Section 8.02(g) of the Credit Agreement; provided that the Australian Acquisition satisfies all other requirements set forth in the definition of “Permitted Acquisitions.”  The consent of the Lenders provided pursuant to this Section 1(a) shall become null and void if the Australian Acquisition shall not have occurred by October 5, 2012.

(b)           The above consent shall not modify or affect the Loan Parties’ obligations to comply fully with the terms of Section 8.02(g) of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document in the future, except as expressly set forth herein. The above consent is limited solely to the matters described above, and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable law.

2.           Amendments to Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)           In the definition of “Alternative Currency”, the term “Australian Dollars” is inserted immediately after the term “Euro”.

(b)           In the definition of “Alternative Currency Sublimit”, the reference to “$60,000,000” is amended to read “$100,000,000”.

(c)           The following definition is inserted in the appropriate alphabetical order:

“Australian Dollars” and “AUD” means the lawful currency of Australia.

3.           Conditions Precedent.  Receipt by the Administrative Agent of the following:

(a)           counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent.

(b)           a consent and amendment fee, for the account of each Lender that consents to the Amendment, equal to five basis points (0.05%) of the amount of such Lender’s Revolving Commitment.

4.           Miscellaneous.

(a)           The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  The Loan Parties hereby confirm and agree that all Liens now or hereafter held by the Administrative Agent for the benefit of the holders of the Obligations as security for payment thereof remain in full force and effect and are unimpaired by this Agreement.

(b)           Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents as modified hereby and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents except as expressly set forth herein.

(c)           The Loan Parties hereby represent and warrant as follows:

(i)           Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)          This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(iii)         No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(d)           The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date or have been previously updated or amended and (ii) no event has occurred and is continuing, or would result from the execution and delivery of this Agreement, which constitutes a Default or an Event of Default.

(e)           This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)           Each of the parties hereto hereby agrees that this Amendment shall be deemed to be, and is, a Loan Document.

(g)           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:                                                                                        EXAMWORKS GROUP, INC.,
a Delaware corporation

By:                      /S/
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

GUARANTORS:                                                                                   EXAMWORKS, INC., a Delaware corporation

By:                      /S/
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

IME SOFTWARE SOLUTIONS, LLC,
a Michigan limited liability company
EXAMWORKS REVIEW SERVICES, LLC,
a Delaware limited liability company
EXAMWORKS EVALUATIONS OF NEW YORK,
LLC, a New York limited liability company
MEDICOLEGAL SERVICES, LLC,
a Delaware limited liability company
IME RESOURCES, LLC,
a Delaware limited liability company
CREDENTIALMED, LLC,
a Delaware limited liability company
ISALUS, LLC,
a Delaware limited liability company

By: ExamWorks, Inc., its sole member

By:                      /S/
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

EXAMWORKS CANADA, INC., a Delaware corporation
EXAMWORKS EUROPE, INC., a Delaware corporation
FLORIDA MEDICAL SPECIALISTS, INC.,
a New Jersey corporation
MARQUIS MEDICAL ADMINISTRATORS, INC.,
a New York corporation
SOUTHWEST MEDICAL EXAMINATION SERVICES, INC.,
a Texas corporation
PACIFIC BILLING SERVICES, INC.,
a Texas corporation
DIAGNOSTIC IMAGING INSTITUTE, INC.,
a Texas corporation
NETWORK MEDICAL REVIEW COMPANY,
LTD., an Illinois corporation
MES GROUP, INC.,
a Michigan corporation
MEDICAL EVALUATION SPECIALISTS, INC.,
a Michigan corporation
MEDICAL EVALUATION SPECIALISTS,
a California corporation
MEDICAL EVALUATION SPECIALISTS-MASSACHUSETTS, INC.,
a Massachusetts corporation
MEDICAL EVALUATION SPECIALISTS, INC.,
a Pennsylvania corporation
LONE STAR CONSULTING SERVICES, INC.,
a Texas corporation
MES MANAGEMENT SERVICES, INC.,
a New York corporation
MLS GROUP OF COMPANIES, INC.,
a Michigan corporation

By:                      /S/
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

RICWEL OF WEST VIRGINIA, LLC,
a West Virginia limited liability company
CFO MEDICAL SERVICES, LLC,
a New Jersey limited liability company

By: ExamWorks, Inc., its sole member and manager

By:                      /S/
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

DDA MANAGEMENT SERVICES, LLC,
a New York limited liability company

By: Lone Star Consulting Services, Inc., its sole member

By:                      /S/
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive Vice President and Treasurer

ADMINISTRATIVE
AGENT:                                                                                                 BANK OF AMERICA, N.A.,
as Administrative Agent

By:                      /S/
Name:  Anne M. Zeschke
Title:    Vice President

LENDERS:                                                                                             BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By:                      /S/
Name:  E. Mark Hardison
Title:    Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:                      /S/
Name:  Andrew D. Moore
Title:    Duly Authorized Signatory

FIFTH THIRD BANK,
as a Lender

By:                      /S/
Name:  Philip Renwick
Title:    Vice President

SUNTRUST BANK,
as a Lender

By:                      /S/
Name:  Mary E. Coke
Title:    Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:                      /S/
Name:   William B. Nixon
Title:     Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:                      /S/                                                      By:                      /S/
Name:   Ari Bruger                                                      Name:   Kevin Buddhdew
Title:     Vice President                                                Title: Associate

BARCLAYS BANK PLC,
as a Lender

By:                      /S/
Name:  Diane Rolfe
Title:    Director

COMMUNITY & SOUTHERN BANK,
as a Lender

By:                      /S/
Name:  Thomas A. Bethel
Title:    Corporate Banking Manager

GOLDMAN SACHS BANK USA,
as a Lender

By:                      /S/
Name:  Ashwin Ramakrishna
Title:    Authorized Signatory